Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss.
         240.14a-12

                            China NetTV Holdings Inc.
                                  -------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                                 --------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 1)  Title of each class of securities to which transaction applies:

-----------------------------------------------------------------
 2)  Aggregate number of securities to which transaction applies:
-----------------------------------------------------------------
 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------------
 4)  Proposed maximum aggregate value of transaction:

-----------------------------------------------------------------

                            China NetTV Holdings Inc.
                             (a Nevada, USA company)
                          World Trade Centre, Suite 536
                           999 Canada Place, Vancouver
                                BC V6C 3E2 Canada

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY ____, 2005

     Notice is hereby given that the Annual Meeting of Shareholders of China NetTV Holdings Inc., (hereinafter referred to as "the Company") will be held on the _____ day of May, 2005 at ___________________________________, at ______
a.m., Vancouver time, for the following purposes:

     1. To elect directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

     2. To appoint Clancy & Co., Chartered Accountants, as the auditor for the company for the year ensuing.

     3. To approve the Amendment of the Articles of Incorporation to increase the authorized capital to from 200,000,000 to 500,000,000 common shares.

     4. To change the name of the Company to Great China Mining, Inc. or as close thereto as is available and to authorize the Amendment of the Articles of Incorporation.

     5. To transact such other business as may properly come before the annual meeting or any postponement of or adjournment thereof.

            The Board of Directors has fixed the closing of business on __________________, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

         The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2004 accompanies this Notice of Annual Meeting and Proxy Statement. Also accompanying this Notice are the Agenda, Instrument of Proxy, and Notes thereto.

         All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

Dated at Vancouver, British Columbia, this _____ day of April, 2005.


                                              -----------------------
                                              _______________, President
                                             China NetTV Holdings Inc.

                                 PROXY STATEMENT

                            China NetTV Holdings Inc.
                             (a Nevada, USA company)
                          World Trade Centre, Suite 536
                           999 Canada Place, Vancouver
                                BC V6C 3E2 Canada

                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                 May _____, 2005

                             SOLICITATION OF PROXIES

         This Proxy Statement is being furnished to the shareholders of China NetTV Holdings Inc., a Nevada corporation, in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held at _______ a.m., Vancouver time, May _____, 2005 at
_______________________________________.

            While it is expected that the solicitation will be primarily by mail, proxies may be solicited personally or by telephone by the directors, officers, and regular employees of the Company at nominal cost. All costs of solicitation of proxies by management will be borne by the Company.

             PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.


                           APPOINTMENT OF PROXYHOLDER

      The persons named in the accompanying instrument of proxy is an officers of the Company. A shareholder wishing to appoint some other person (who need not be a shareholder) to represent him or her at the meeting has the right to do so, either by inserting such person's name in the blank space provided in the accompanying proxy and striking out the two printed names, or by completing another proxy. If a shareholder appoints one of the persons designated in the accompanying instrument of proxy as a nominee and does not direct the said nominee to vote either for or against or withhold from voting on a matter or matters with respect to which an opportunity to specify how the shares registered in the name of such shareholder shall be voted, the proxy shall be voted FOR such matter or matters.

            The Instrument of Proxy must be in writing and signed by the shareholder or by the shareholder's attorney duly authorized in writing or, if the shareholder is a body corporate or association, signed by any individual authorized by a resolution of the directors or governing body of the body corporate or association. An Instrument of Proxy will only be valid if it is duly completed, signed, dated and received at the office of the Company located at World Trade Centre Suite 536, 999 Canada Place, Vancouver, BC V6C 3E2 Canada (Fax: 1(604) 641 - 1377) not less than 48 hours (excluding Saturdays, Sunday and holidays) before the commencement of the Meeting or any adjournment thereof, unless the Chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.


                               REVOCATION OF PROXY

      A shareholder who has given an Instrument of Proxy may revoke it by an instrument in writing signed by the shareholder or by the shareholder's attorney authorized in writing or, if the shareholder is a corporation or association, signed by any individual authorized by a resolution of the directors or governing body of the body corporate or association, and delivered to the office of the Company located at World Trade Centre Suite 536, 999 Canada Place, Vancouver, BC V6C 3E2 Canada at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the Instrument of Proxy is to be used, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof or in any other manner provided by law. A revocation of an Instrument of Proxy does not affect any matter on which a vote has been taken prior to the revocation.

            The Chairman of the Meeting will have the discretion to accept or reject proxies otherwise deposited.

WE ARE ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED TO SEND US A PROXY.


                                VOTING OF PROXIES

THE MANAGEMENT REPRESENTATIVES DESIGNATED IN THE ENCLOSED INSTRUMENT OF PROXY WILL VOTE OR WITHHOLD FROM VOTING THE SHARES IN RESPECT OF WHICH THEY ARE APPOINTED PROXY ON ANY POLL THAT MAY BE CALLED FOR IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER AS INDICATED ON THE INSTRUMENT OF PROXY AND, IF THE SHAREHOLDER SPECIFIES A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED UPON, THE SHARES WILL BE VOTED ACCORDINGLY. WHERE NO CHOICE OR WHERE BOTH CHOICES ARE SPECIFIED IN THE INSTRUMENT OF PROXY, IT IS INTENDED THAT SUCH SHARES WILL BE VOTED "FOR" THE MATTERS OR PERSONS DESCRIBED THEREIN AND IN THIS INFORMATION CIRCULAR.

            The enclosed Instrument of Proxy confers discretionary authority upon the person appointed proxy thereunder to vote with respect to amendments or variations of matters identified in the Notice of Meeting and with respect to other matters that may properly come before the Meeting. In the event that amendments or variations to matters identified in the Notice of Meeting are properly brought before the Meeting or any other business is properly brought before the Meeting, it is the intention of the persons designated in the enclosed Instrument of Proxy to vote in accordance with their best judgement on such matters or business. At the time of the printing of this Information Circular, management of the Company knows of no such amendment, variation or other matter which may be presented to the Meeting.

                                  VOTING RIGHTS

         Stockholders of record of the Company as of the close of business on March 31, 2005 have the right to receive notice of and to vote at the Annual Meeting. On March 31, 2005, the Company had issued an outstanding [193,596,575] shares of Common Stock (the "Common Stock"), the only class of voting securities outstanding. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meeting, a majority of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.


                               EXPENSE OF MAILING

         The expense of preparing and mailing of this Proxy Statement to shareholders of the Company is being paid for by the Company. The Company is also requesting brokers, custodians, nominees and fiduciaries to forward this Proxy Statement to the beneficial owners of the shares of common stock of the Company held of record by such persons. The Company will not reimburse such persons for the cost of forwarding.

                                     PROXIES

         In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. If no specific instruction are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the Amendment and in the discretion of such proxies to any other procedural matters which may properly come before the Meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,(ii) by delivering a later dated proxy card, or (iii) by voting in person at the Meeting. All written notices of revocation and other communications with respect to evocations of proxies should be addressed to Maurice Tsakok, Secretary, China NetTV Holdings Inc., World Trade Centre, Suite 536, 999 Canada Place, Vancouver, BC V6C 3E2 Canada.


HOLDERS OF COMMON STOCK ARE REQUIRED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE.

The person named as proxy is Maurice Tsakok, Secretary and Director of the Company.

In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for reasonable out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

                 INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

None. No director or shareholder owning 10% or more of the outstanding shares has indicated her or his intent to oppose any action to be taken at the meeting. No officer or director or shareholder has any interest in any matter to be voted upon, except that all officers and directors may be deemed beneficiaries under the Employee Stock Award Program.

                   VOTING SECURITIES AND BENEFICIAL OWNERSHIP

         As of the call date of the meeting, _________________, 2005, the total number of common shares outstanding and entitled to vote was [193,596,575]. The holders of such shares are entitled to one vote for each share held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.


                                   RECORD DATE

         Stock transfer records will remain open. Five days prior to mailing of the Proxy Statement shall be the record date for determining shareholders entitled to vote and receive notice of the meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth information as of March 7, 2005, with respect to the shares of common stock of the Company owned by (i) owners of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, and (iii) all directors and officers of the Company as a group. Unless otherwise indicated, all shares are held by the person named and are subject to sole voting and investment by such person.


Title of Class          Name and Address of Beneficial       Amount and Nature of      Percentage of
                        Owner                                Beneficial Ownership      Class
----------------------- ------------------------------------ ------------------------- ------------------
Common stock            Zhi Wang                                    10,600,000               5.48%
                        116 - 2205 Bridgeport Pkwy.
                        California  94404

----------------------- ------------------------------------ ------------------------- ------------------
Common stock            Richco Investors Inc.                       15,000,000               7.75%
                        Suite 900, 789 West Pender Street
                        Vancouver, B.C., V6C 1H2 Options
                        for 750,000 shares (including
                        Beneficial ownership through Gemsco
                        Management LTD.)

----------------------- ------------------------------------ ------------------------- ------------------
Option for Common       Anthony Garson                              1,000,000                0.70%
stock                   Suite 536, World Trade Centre
                        999 Canada Place
                        Vancouver, BC V6C 3E2
----------------------- ------------------------------------ ------------------------- ------------------
Option for Common       Maurice Tsakok                               750,000                 0.53%
stock                   900-789 W. Pender St.
                        Vancouver, BC
                        Canada V6C 1H2

----------------------- ------------------------------------ ------------------------- ------------------
Common stock            Gary Gui                                        -                    0.0%
                        Suite 536, World Trade Centre
                        999 Canada Place
                        Vancouver, BC  V6C 3E2

----------------------- ------------------------------------ ------------------------- ------------------
                        TOTAL AS A GROUP                            27,350,000              14.13%

----------------------- ------------------------------------ ------------------------- ------------------
                        If all options are exercised                15,000,000              10.52%

                          VOTING REQUIRED FOR APPROVAL
         I. A majority of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present and in order to take action upon matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.

         II. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

         III. The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for directors of the Company. To take the other actions at the meeting involving amending the Articles of Incorporation, a majority of the shares issued and outstanding must vote in favor of the Articles of Amendment.

               REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

         (a) Cash Compensation.

         Compensation paid by the Company for all services provided during the fiscal year ended December 31, 2003 (1) to each of the Company's two most highly compensated executive officers whose cash compensation exceeded $60,000.00 and
(2) to all officers as a group is set forth below under directors.

         (b) Compensation Pursuant to Plans. Set forth below under directors.

         (c) Other Compensation. None.

         (d) Compensation of Directors. See stock options below.

            Compensation paid by the Company for all services provided during the period ended December 31, 2004 (1) to each of the Company's directors whose cash compensation exceeded $60,000.00 and (2) to all directors as a group is set forth below:



                                     DIRECTORS' COMPENSATION

                             Annual Compensation                      Security Grants
                     -------------------------------------    ---------------------------------
   Name and            Annual                Consulting           Number           Number
   Principal          Retainer    Meeting    Fees/Other             of         of Underlying
   Position           Fees ($)   Fees ($)     Fees ($)            Shares        Options/SARs

Ronald Xie,              -       -          -                 -               -
 (resigned on
 May 4, 2004)

Anthony Garson           -       -          -                 -               1,000,000

   Jie Yang              -       -          -                 -               2,350,000

   Zhi Wang              -       -                39,000      -               9,400,000

Maurice Tsakok           -       -          -                 -               750,000

Loong Keng Lim           -       -          -                 -               -
 (resigned on
March 30, 2004)

Under the agreement between the option's holders and the Company, these options granted during the period ending on December 31, 2003 have been cancelled.

Committees and Meetings

         The Board held multiple meetings during the fiscal year ended December 31, 2004. The Company did not have separate Audit and Compensation Committees. The Board acted as standing Audit and Compensation Committees. The Audit Committee conducted its business during the regular meetings of the Board of Directors during the last fiscal year and in addition, conferred from time to time as necessary. The Compensation Committee, in addition to meetings as part of the regular meetings of the Board, also conferred from time to time as necessary. The Board has no separate nominating committee. The Board acted as nominating committee. All directors attended more than 75% of the Board meetings and the meetings of the Board committees on which such directors served.

     The Audit Committee has the responsibility to review the scope of the annual audit, recommend to the Board the appointment of the independent auditors, and meet with the independent auditors for review and analysis of the Company's systems, the adequacy of controls and the sufficiency of financial reporting and accounting compliance.

                      COMPENSATION COMMITTEE INTERLOCKS AND
                 INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         The Securities and Exchange Commission requires disclosure where an executive officer of a company served or serves as a director or on the compensation committee of an entity other than the Company and an executive officer of such other entity served or serves as a director or on the compensation committee of the Company. The disclosure is made under Management Experience. Decisions as to executive compensation are made by the Compensation Committee.

             Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                                  ANNUAL REPORT

         The Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 (the "Form 10-KSB") is being furnished simultaneously herewith. The Form 10-KSB is not considered a part of this Proxy Statement.

         The Company will also furnish to any stockholder of the Company a copy of any exhibit to the Form 10-KSB as listed thereon, upon request and upon payment of the Company's reasonable expenses of furnishing such exhibit. Requests should be directed to Maurice Tsakok, Secretary, at World Trade Centre, Suite 536, 999 Canada Place, Vancouver, BC V6C 3E2 Canada.

                         BOARD OF DIRECTORS AND OFFICERS

          The persons listed below are Officers and the members of the Board of Directors. Three persons designated with numerals (1), (2), and (3) are nominees for Director for the following term.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of the Company as of December 24, 2004 are as follows:


Name                        Position Held with the    Age    Period of Service
                            Company                          as Officer or
                                                             Director
--------------------------------------------------------------------------------

Anthony Garson              President, Director       61     Annual

Maurice Tsakok              Secretary, Director       52     Annual

Jie Yang                    Vice President, Director  42     Annual

Zhi Wang                    Chairman, Director        47     Annual


         The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

         The principal occupations of each director and officer of the Company for at least the past five years are as follows:


                              MANAGEMENT EXPERIENCE


Anthony Garson, President since May 2004, Vice-Chairman and Director, he obtain-ed a BSc in 1969 from the University of Waterloo, Ontario. He received an MBA from University of Toronto, Ontario in 1983. Mr. Garson was President and Director of International Arimex Resources Inc. from 2003 to June 2004. He has been a Director of Grayd Resource Corporation since 2003. He has been a Director of DiscFactories Corporation since 1999 and is periodically a Lecturer at Centennial College. Mr. Garson is a director of Colibri Resource Corp. He is a nominee for election for another term as Director.


Maurice Tsakok, a Director since May 2000, he holds a Mechanical Engineering degree (1974 University of Minnesota) as well as an MBA (Management Science)(1976 Hofstra University). From 1997 to date, he has been a principal director in Gemsco Management, Ltd. He was a Director of Xin Net Corp from 1999 to May 2004 and was a Director of Richco Investors Inc. from 1995 to October 2003.


Jie Yang, a Director, age 41, Director. He graduated from Beijing University of International Business & Economics, Beijing, China in 1984 and obtained a Bachelor of Economics. He has been director and Vice President of Honglu Invest -ment Holdings, Inc. since 2001; President of Sundecine Enterprises Inc. (1997-
2001); General Manager, Jianxin Trading Co., 1988-97; Assistant Customs Supervisor, Beijing Customs Administration, 1984-87. He is a nominee for election for another term as Director.

Zhi Wang, a director, ZHI WANG, age 47, Director. Finished diploma in business administration at China Radio & Television University ("CRTVU") in 1984 and pursued further studies in business administration under exchange program in Australia 1988. From 2001 to present, he has been Chairman and President of Honglu Investment Holdings, Inc., Tianyubofeng Science & Technology, Inc., a

Chinese company in aluminum and carbon coke producing business, and Standard Hotel Management, Co. He is President and General Manager, Ziyuewentao Enterprises Inc., 1997 to present; General Manager, Tianjin Zangtong Trading Co., 1993; Managing Director of Hong Kong Zangtong Trading Co., 1990; CEO of Tibet Autonomous Region Economic & Trade Bureau, Beijing Office, 1987; Member, the Leading Team on Tibetan Economy, the State Council of China, 1984. He is a nominee for election for another term as Director.

NOMINEES FOR ELECTION AS DIRECTOR WHO ARE NOT CURRENTLY OFFICERS OR DIRECTORS

Xiaojun Ma, a Director, age 38. Mr. Ma earned his BA in Commerce from Beijing International Studies University in 1990. In 2001 he earned his MBA from Australian National University. From 1990 - 1996, Mr. Ma was a sales represent-ative with Tibet International trade Import & Export Corporation, Beijing Office (an international import and export in Tibet). From 1996 - 1998, Mr. Ma was General Manager Assistant for Tianjin Panyuan Technology Co. Ltd. (a Sino-America joint venture company producing three-dimensional animation and flash for advertisement and media companies). From 1998 - 2000, he was General Manager Assistant of Tibet Mountains & Waves Inc. (a Chinese company that owns and operates a three-star hotel in Jin Hai Hu Resort). From 2001 - 2004, Mr. Ma was Vice General Manager of Honglu Investmetn Holdings Inc. (an exploration and mining company).

Jing Wang, a Director, age 51. Ms. Wang earned her BA in Finance from Renmin University of China in 1983. From 1983-1993, Ms. Wang was the Accountant Direct, Financial Manager, and Director of Economy Research Office for the China Textile Industrial Engineering Institute, a textile consultant company. From 1993-1997, she was a member of Beijing Exploration & Design Industry Technology and Economy Committee, a company that manages and supervises companies and projects in the exploration and design industry. From 1993-1997, she was General Accountant and Economist for Beijing Exploration & Design Association Textile Industrial Engineering Consultation Limited. From 1997-1998, she was the General Accountant for Tianjin Tibet Express Trade Limited, an import and export company, and for Tianjin Panyuan Technology Co. Ltd., a joint venture company producing three-dimentional animation and flash for advertisement and media companies. From 1988 to the present, she has been CFO of Tibet Mountain & Waves Inc., a hotel management company, Honglu Investment Holdings Inc., a mining and exploration company, and Tianjin Tibet Express Trade Limited.



                                   PROPOSAL #1

                      NOMINATION AND ELECTION OF DIRECTORS


         The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is between 1 and 8. The Board has nominated five persons. At this Annual Meeting, a Board of five directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below.


         All the nominees are presently directors of the Company. In the event that any Management nominee shall become available, or if other persons are nominated, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

         The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.

         The business experience of each director nominee is shown under "Manage -ment Experience" preceding this section in this Proxy Statement.


         THE DIRECTORS NOMINATED BY MANAGEMENT ARE:


                       Anthony Garson
                       Zhi Wang
                       Jie Yang
                       Xiaojun Ma
                       Jing Wang


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.


                                   PROPOSAL #2

                         INDEPENDENT PUBLIC ACCOUNTANTS

            Clancy & Co., Independent Public Accountants, have been appointed as the Certifying Accountants for the period through fiscal year 2004 and shareholders are asked to ratify such appointment. Ratification of the appointment of Clancy & Co. as the Company's independent public accountants for the fiscal year ending December 31, 2005 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Clancy & Co. for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Clancy & Co. are expected to be present at the Annual Meeting to make statements if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

            Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of Clancy & Co. as independent accountants for the Company's year ending December 31, 2005.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUTANTS.


                                   PROPOSAL #3

                 PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

                          INCREASE IN AUTHORIZED SHARES

            The Company seeks the approval of stockholders to amend the Articles of Incorporation of the Company to increase the authorized capital of the Company from 200,000,000 to 500,000,000 shares of common stock. Such increase is required to enable the Company to entertain other transactions in the future.


        The Company does plan to issue shares to complete future transactions, but the Company does not have any pending or negotiated transactions as of the date of this Proxy Statement for which it expects to issue shares.

        The Company has no other current plans, proposals, or arrangements, written or otherwise, to engage in any business or investment opportunity with shares of common stock at date of this Proxy Statement.


Other Potential Transactions

            It is emphasized that management of the Company may effect transactions having a potentially adverse impact upon the Company's stockholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except involving a merger where the number of shares of common stock of the Company issued will equal more than 20% of the issued and outstanding shares of common stock of the Company prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility, but require a determination by the Board that the shares are being issued for fair and adequate consideration.

            In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company.

     It is likely that the Company may acquire other compatible business opportunities through the issuance of common stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior stockholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations which such shares are subject to.

            The rights of the existing holders of common stock will not be affected, except that the authorization of a large number of additional shares and the issuance of additional shares for future transactions will allow the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:

          1. Dilution may occur due to the issuance of additional shares. The percentage ownership of the Company by the existing shareholders will be diluted from 99% to 40% upon authorization of the additional shares.

          2. Control of the Company by existing stockholders may change due to new issuances.

          3. The election of the Board of Directors may be dominated by new large stockholders, effectively blocking current stockholders from electing directors.

          4.   Business plans and operations may change.

          5. Mergers, acquisitions, or divestitures may occur which are approved by the holders of any newly issued shares in the future.


          6. Management might use the additional shares issued in the future to resist or frustrate a third party transaction which could offer an above market premium that is favored by a majority of the independent shareholders.

        None of our Articles, Bylaws, Employment Agreements or Credit Agreements have any material anti-takeover consequences. There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.


                                   PROPOSAL #4

                 PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

                                   NAME CHANGE


            The Company seeks the approval of stockholders to change the name of the Company from its current corporate name to Great China Mining, Inc.


            This requires an amendment to our Articles of Incorporation.

            We believe the name change in our Articles of Incorporation is in the best interest of our corporation to create a name which is not related to a defunct business attempt in the technology sector in which the company may never again engage.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NAME CHANGE. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED WILL BE VOTED "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION.

                              SHAREHOLDER PROPOSALS

         Shareholders are entitled to submit proposals on matter appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be received by the secretary of the Company at World Trade Centre, Suite 536, 999 Canada Place, Vancouver, BC V6C 3E2 Canada, not later than 30 days prior to fiscal year end, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. It is anticipated that the next annual meeting will be held in May, 2006.

         Other Matters. Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Dated: ________________, 2005

                                       By Order of the Board of Directors


                                       By: ----------------------------------
                                           ________________, President

                                      PROXY

                            China NetTV Holdings Inc.
                          World Trade Centre, Suite 536
                           999 Canada Place, Vancouver
                                BC V6C 3E2 Canada

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                 ANNUAL MEETING OF STOCKHOLDERS, MAY _____ 2005

     The undersigned hereby appoints Maurice Tsakok, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of China NetTV Holdings Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held on May _____, 2005, at _____ a.m., at ______________________________________________, and at any
adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of the meeting and any adjournment thereof.

1. To elect directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:


          Nominees:  [Anthony Garson, Xiaojun Ma, Jing Wang, Jie Yang, and Zhi
                     Wang]


         [_] FOR: nominees listed above (except as marked to the contrary below).

         [_] WITHHOLD authority to vote for nominee(s) specified below

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------------------------------------------------------------------

2. To appoint Clancy & Co., Chartered Accountants, as the auditor for the company for the year ensuing.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

3. To approve the Amendment of the Articles of Incorporation to increase the authorized capital to from 200,000,000 to 500,000,000 common shares.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

4. To change the name of the Company to Great China Mining, Inc. or as close thereto as is available and to authorize the Amendment of the Articles of Incorporation.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.



-----------------------                ----------------------------------------
# of Shares owned                             Signature of Stockholder


                                       -----------------------------------------
                                                        Printed Name



                                       ----------------------------------------
                                              Signature if held jointly



                                       ----------------------------------------
                                                        Printed name


                                        Dated: __________________________, 2005


 IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.